UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported) April 27, 2006

STANDARD MANAGEMENT CORPORATION SAVINGS PLAN

(Exact name of registrant as specified in its charter)

Indiana	0-20882	35-1773567

(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

10689 North Pennsylvania, Indianapolis, Indiana	46280

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code     (317) 574-6200
N/A

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 — Changes in Registrant’s Certifying Accountant.
     At a meeting held on May 12, 2006, the Board of Directors of Standard Management Corporation Savings Plan (the “Plan”) approved the engagement of BDO Seidman, LLP (“BDO”) as its independent auditors for the fiscal year ended December 31, 2005 to replace Clark, Schaefer, Hackett & Co., (“Clark”) who declined to stand for re-election before the Audit Committee as independent auditors of the Plan effective as of April 27, 2006. The Audit Committee of the Plan’s Board of Directors approved the change in auditors on May 12, 2006.
     The audit reports of Clark on the Plan’s financial statements for the fiscal years ended December 31, 2004 and December 31, 2003 did not contain an adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope or accounting principles.
     During the fiscal years ended December 31, 2004 and December 31, 2003, and the period through the date of this disclosure, there were no disagreements with Clark on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to Clark’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report on the Plan’s financial statements for such years.
     During the fiscal years ended December 31, 2004 and December 31, 2003, and through the date of this disclosure, Clark did not advise the Plan with respect to any of the matters described in paragraphs (a)(1)(v)(A) through (D) of Item 304 of Regulation S-K.
     During the two most recent fiscal years and through the date of this disclosure, the Plan did not consult with BDO regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Plan’s financial statements; or (iii) any matter that was either the subject of disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).
     The Plan has provided Clark with a copy of the foregoing disclosure. Attached as Exhibit 16.1 hereto is a copy of Clark’s letter, dated June 27, 2006, in response to the foregoing disclosure.
Item 9.01 — Financial Statements and Exhibits.
(c) Exhibits. The following exhibits are filed with this Report:
     16.1 — Letter from Clark, Schaefer, Hackett & Co. to the SEC dated June 27, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

STANDARD MANAGEMENT CORPORATION SAVINGS PLAN
By:	/s/ Stephen M. Coons
	Name:	Stephen M. Coons
	Title:	Executive Vice President of Standard Management Corporation and Trustee

Dated: June 27, 2006

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